Company Presentation June 2020 [Company Logo] Exhibit 99.1

Disclaimer This presentation has been prepared by AVROBIO, Inc. (“AVROBIO”) for informational purposes only and not for any other purpose. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and AVROBIO’s own internal estimates and research. While AVROBIO believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and AVROBIO makes no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. While AVROBIO believes its internal research is reliable, such research has not been verified by any independent source. This presentation may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words and phrases such as “aims,” “anticipates,” “believes,” “could,” “designed to,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will,” and variations of these words and phrases or similar expressions that are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding our business strategy, prospective products and goals, the therapeutic potential of our investigational gene therapies, the design, commencement, enrollment and timing of ongoing or planned clinical trials, clinical trial results, product approvals and regulatory pathways, potential regulatory approvals and the timing thereof, the potential impact of the COVID-19 outbreak on our clinical trial programs and business generally, as well as our plans and expectations with respect to the timing and resumption of any development activities that may be temporarily paused as a result of the COVID-19 outbreak, anticipated benefits of our gene therapy platform including potential impact on our commercialization activities, the expected benefits and results of our implementation of the plato™ platform in our clinical trials and gene therapy programs, the expected safety profile of our investigational gene therapies, timing and likelihood of success, plans and objectives of management for future operations, future results of anticipated products, the market opportunity for and anticipated commercial activities relating to our investigational gene therapies, and statements regarding the Company’s financial and cash position and expected cash reserves. Any such statements in this presentation that are not statements of historical fact may be deemed to be forward-looking statements. Any forward-looking statements in this presentation are based on AVROBIO’s current expectations, estimates and projections about our industry as well as management’s current beliefs and expectations of future events only as of today and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that any one or more of AVROBIO’s investigational gene therapies will not be successfully developed or commercialized, the risk of cessation or delay of any ongoing or planned clinical trials of AVROBIO or our collaborators or of encountering challenges in the enrollment or dosing in such clinical trials, the risk that AVROBIO may not realize the intended benefits of our gene therapy platform, including the features of our plato platform, the risk that our investigational gene therapies or procedures in connection with the administration thereof will not have the safety or efficacy profile that we anticipate, the risk that prior results, such as signals of safety, activity or durability of effect, observed from preclinical or clinical trials, will not be replicated or will not continue in ongoing or future studies or trials involving AVROBIO’s investigational gene therapies, the risk that we will be unable to obtain and maintain regulatory approvals for our investigational gene therapies, the risk that the size and growth potential of the market for our investigational gene therapies will not materialize as expected, risks associated with our dependence on third-party suppliers and manufacturers, risks regarding the accuracy of our estimates of expenses and future revenue, risks relating to our capital requirements and needs for additional financing, risks relating to clinical trial and business interruptions resulting from the COVID-19 outbreak or similar public health crises, including that such interruptions may materially delay our development timeline and/or increase our development costs or that data collection efforts may be impaired or otherwise impacted by such crises, and risks relating to our ability to obtain and maintain intellectual property protection for our investigational gene therapies. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause AVROBIO’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in AVROBIO’s most recent Quarterly Report on Form 10-Q, as well as discussions of potential risks, uncertainties and other important factors in AVROBIO’s subsequent filings with the Securities and Exchange Commission. AVROBIO explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law. Note regarding trademarks: plato is a trademark of AVROBIO. Other trademarks referenced in this presentation are the property of their respective owners. Note regarding future updates: The statements contained in this presentation reflect our current views with respect to future evets, which may change significantly as the global consequences of the COVID-19 pandemic rapidly develop. Accordingly, we do not undertake and specifically disclaim any obligation to update any forward-looking statements. [Company Logo]

Our mission: Giving people with genetic disease freedom for life [Company Logo]

Multiple programs in the clinic Investigational Gene Therapy Proof-of-Concept IND-Enabling Phase 1/2 Commercial Rights Fabry AVR-RD-01 AVROBIO Gaucher AVR-RD-02 AVROBIO Cystinosis AVR-RD-04 AVROBIO Pompe AVR-RD-03 Preclinical AVROBIO Phase 2 Phase 1/2 Phase 1/2 10 patients dosed to date IND: Investigational New Drug [Company Logo]

Addressing multi-billion dollar market opportunity Disease Est. Cost Per Patient Per Year Approx. 2019 Net Sales Selected Companies Fabry $1.4B Gaucher $1.4B Pompe $1.0B Cystinosis $0.2B CURRENT STANDARD OF CARE COSTS Sources: Rombach S et al, Orphanet J Rare Dis, 2013; van Dussen L et al, Orphanet J Rare Dis, 2014; WAC pricing from Redbook; 2019 Net Sales from company annual and other reports * for Horizon’s Procysbi oral therapy (delayed release cysteamine bitartrate) Note: Shire acquired by Takeda in 2019 $320k $250k-400k $500k $625k-700k* [Company Logo]

Lifelong treatments vs. potential single-dose therapy Treatment burden Enzyme or protein level DISEASE PROGRESSION CONTINUES DISEASE PROGRESSION COULD HALT OR REVERSE Enzyme Replacement Therapy (ERT) Temporary bolus of enzyme, not curative Bi-Weekly ERT Plasma Pharmacokinetics of ERT Life-long infusions Transient, intermittent elevation Bi-weekly IV infusions AVROBIO Gene Therapy Designed for 24/7 expression of protein, curative potential Functional Protein Expression in Transduced HSCs and Their Progeny 24/7 expression One-Time Gene Therapy Long-term, continuous elevation Single IV infusion ERT: Enzyme Replacement Therapy; IV: Intravenous; HSC: Hematopoietic Stem Cells [Company Logo]

Established ex vivo lentiviral approach Transduce with lentiviral vector carrying therapeutic gene GENE THERAPY APPROACH Select CD34+ stem cells Collect mobilized blood 3 2 1 Harvest and freeze 4 Condition and dose 5 [Company Logo]

Fabry Disease AVR-RD-01 [Company Logo]

Goals for gene therapy in Fabry disease UNMET NEEDS: Kidney function Unmet needs: proteinuria, polyuria, kidney failure Cardiac function Unmet needs: left ventricular hypertrophy, fibrosis, heart failure Neuropathic pain Unmet needs: pain and burning sensations in hands and feet, pain crises Everyday burden of illness and life expectancy Unmet needs: fatigue, inability to sweat, joint pain, abdominal pain, diarrhea, vomiting, cloudy vision, hearing loss, tinnitus, rash, angiokeratomas, biweekly infusions, shortened lifespan CNS complications Unmet needs: TIA/stroke, depression, impaired executive function, white matter hyperintensities Sources: Wanner C et al, Med Genetics and Metab, 2018; Burlina A, JIEMS, 2016 CNS: Central Nervous System; TIA: Transient Ischemic Attack [Company Logo]

Two AVR-RD-01 Fabry clinical trials 9 patients dosed across Phases 1 and 2 PHASE 1 Investigator-Sponsored Trial* PHASE 2 AVRO – FAB-201 Trial Patients Patients Key Objective Key Objectives n = 5 (fully enrolled) On ERT > 6 months prior to enrollment 18 - 50 year-old males n = 8-12 (4 patients dosed to-date) Treatment-naive 16 - 50 year-old males Safety and preliminary efficacy Safety and efficacy July 2019 data presented, unless otherwise specified * Sponsored by FACTs team (Fabry Disease Clinical Research and Therapeutics) in Canada [Company Logo]

PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 Age of symptom onset / diagnosis 10 / 19 years 36 / 37 years 13 / 13 years 9 / 9 years Age dosed with AVR-RD-01 21 years 46 years 40 years 26 years Mutation c.1021G>A (p.E341K) c.644A>G (p.N215S) c.639+1G>T c.833dupA Primary disease signs and symptoms Kidney disease Chronic pain GI symptoms Decreased cold sensation Cardiac disease Peripheral neuropathy Chronic pain Increased tiredness GI symptoms Intermittent tinnitus Mild high frequency hearing loss Raynaud’s syndrome Kidney disease GI symptoms Peripheral neuropathy Bilateral deafness Tinnitus Peripheral edema Decreased cold sensation Chronic pain Peripheral neuropathy Neuropathic shuffling gait Lethargy Temperature intolerance Tinnitus Hearing loss GI symptoms Leukocyte AGA enzyme activity at baseline (nmol/hr/mg protein) 0.10* 2.38** 0.58** 0.46** Plasma lyso-Gb3 at baseline (nM) 202*** 8*** 147*** 92*** Comment IgA deposits in kidney biopsy Cardiac variant, not a classic Fabry male Fabry FAB-201 Patient Characteristics Treatment-naïve Fabry patients * Mayo Lab, ref range ≥23.1 nmol/hr/mg ** Rupar Lab, ref range 24-56 nmol/hr/mg *** Reference value ≤ 2.4 nM AGA: α‑galactosidase A; Lyso-Gb3: Globotriaosylsphingosine; GI: Gastrointestinal; IgA: Immunoglobulin-A [Company Logo]

Patient 1: 87% substrate reduction in kidney biopsy at 1 year Average number of Gb3 inclusions per peritubular capillary (PTC) Baseline 1 Year (48 weeks) 3.55 0.47 Unpaired t-test for difference between n=55 PTCs at baseline vs. n=101 PTCs at 1 year; p < 0.0001 Error bar represents the standard deviation 3.55 Mean Number of Gb3 Inclusions per PTC Baseline: The last available, non-missing observation prior to AVR-RD-01 infusion Note: With respect to Fabry disease, Gb3 inclusions per PTC is interchangeable with GL-3 inclusions per KIC FAB-201-1: First patient in FAB-201 clinical trial PTC: Peritubular Capillary; Gb3: Globotriaosylceramide; GL-3: Globotriaosylceramide; KIC: Kidney Interstitial Capillary FAB-201 FABRY PHASE 2 4.5 4 3.5 3 2.5 2 1.5 1 0.5 0 [Company Logo]

Infuse AVR-RD-01 Day 0 Plasma AGA Missing Plasma AGA Analysis Leukocyte AGA Infuse AVR-RD-01 Day 0 *Lab A: Mayo Clinic Laboratories; Lab B: Rupar Laboratory; Lab A Reference Range: >23.1 nmol/hr/mg; Lab B Reference Range: 24–56 nmol/hr/mg †Reference Range: 5.1–9.2 nmol/hr/mL; AGA: α-galactosidase A Patient 1: Multiple data trends sustained up to 22 months Leukocyte + Plasma AGA Enzyme Activity Drug Product VCN: 0.7 Vector Copy Number (VCN) VCN: Vector Copy Number; PBMCs: Peripheral Blood Mononuclear Cells KIDNEY FUNCTION remains within normal range at 12 mos. CARDIAC FUNCTION remains within normal range at 12 mos. *Source: https://www.kidney.org/atoz/content/gfr mGFR: Measured Glomerular Filtration Rate; eGFR: Estimated Glomerular Filtration Rate Source: Alfakih K et al, J Magn Reson Imaging, 2003 EF: Ejection Fraction; LV: Left Ventricular mGFR mL/min/1.73 m2 eGFR mL/min/1.73 m2 Baseline Month 12 Normal Range mGFR/eGFR Average 116* mL/min/1.73 m2 Male (20–39 years) Reference Range Mean Values ± SD 64.3 ± 4.2% 138.9 ± 24.5 g 67.8 ± 10.7 g/m2 Male (20–39 years) EF (%) LV Mass (Absolute) (g) LV Mass Index (Normalized) (g/m2) Baseline Month 12 Plasma Lyso-Gb3 and Total Gb3 *Reference Value: 2.4 nM; †Reference Value: 4961 nM; 6012 nM before August 2018 (until Day 28 for Patient 1) Lyso-Gb3: Globotriaosylsphingosine; Gb3: Globotriaosylceramide Note: Patient #1 had a skin biopsy score of 3 (severe accumulation) at baseline, a score of 2 (moderate accumulation) at 6 months and a score of 1 (mild accumulation) at 12 months FAB-201 FABRY PHASE 2 Total Gb3 Lyso-Gb3 Infuse AVR-RD-01 Day 0 Note: Visualization of multiple biomarkers adjusted to utilize the same statistical scaling ratio across biomarkers (as compared to prior presentation) New data point Plasma Lyso-Gb3 and Total Gb3 lyso Gn3 plasma nm total gb 3 plasma nm lyso gb-3 total gb3 10000 5000 0 0 baseline day 0 infuse avr rd 01 3 mo 6 mo 9 mo 12 mo 18 mo 22 mo 250 200 150 10 50 0 KIDNEY FUNCTION remains within normal range at 12 mos. CARDIAC FUNCTION remains within normal range at 12 mos CARDIAC FUNCTION remains within normal range at 12 mos eGFR mL/min/1.73 m2 Normal Range mGFR/eGFR Average 116* mL/min/1.73 m2 Male (20–39 years) Baseline Month 12 CARDIAC FUNCTIONremains within normal range at 12 mos. Baseline Month 12 EF (%) LV Mass (Absolute) (g) LV Mass Index (Normalized) (g/m2)140 120 100 80 60 40 20 0 Reference Range Mean Values ± SD 64.3 ± 4.2% 138.9 ± 24.5 g Male (20–39 years) 67.8 ± 10.7 g/m2 Source: Alfakih K et al, J Magn Reson Imaging, 2003 EF: Ejection Fraction; LV: Left Ventricular Vector Copy Number (VCN) Drug Product VCN: 0.7 VCN: Vector Copy Number; PBMCs: Peripheral Blood Mononuclear Cells vcn/diploid genome- pbmcs 1 0.75 0.5 0.25 0 baseline infuse avr rd 01 day 0 3 mo 6 mo 9 mo 12 mo 15 mo 18 mo 22 mo Note: Patient #1 had a skin biopsy score of 3 (severe accumulation) at baseline, a score of 2 (moderate accumulation) at 6 months and a score of 1 (mild accumulation) at 12 months Note: Visualization of multiple biomarkers adjusted to utilize the same statistical scaling ratio across biomarkers (as compared to prior presentation)avrobio plat powered by [Company Logo]

Infuse AVR-RD-01 Day 0 Patient 2: Multiple data trends sustained up to 1 year* Plasma AGA Leukocyte AGA Drug Product VCN: 0.5 VCN: Vector Copy Number; PBMCs: Peripheral Blood Mononuclear Cells *Data from Rupar Laboratory; Reference Range: 24–56 nmol/hr/mg; †Reference Range: 5.1–9.2 nmol/hr/mL; AGA: α-galactosidase A KIDNEY FUNCTION remains within normal range mGFR mL/min/1.73 m2 eGFR mL/min/1.73 m2 EF (%) LV Mass (Absolute) (g) LV Mass Index (Normalized) (g/m2) Baseline Month 12 Source: https://www.kidney.org/atoz/content/gfr mGFR: Measured Glomerular Filtration Rate; eGFR: Estimated Glomerular Filtration Rate Source: Alfakih K et al, J Magn Reson Imaging, 2003 EF: Ejection Fraction; LV: Left Ventricular Reference Range Mean Values Male 40-49 years 55–65% 58–91 g/m2 Baseline Month 12 Normal Range mGFR/eGFR Average 99 mL/min/1.73 m2 Male (40–49 years) CARDIAC FUNCTION remains within normal range *Reference Value: 2.4 nM; †Reference Value: 4961 nM; Note: Patient #2 has normal substrate, consistent with late-onset cardiac variant phenotype Lyso-Gb3: Globotriaosylsphingosine; Gb3: Globotriaosylceramide Note: As patient #2 is a cardiac variant of Fabry disease, this patient had a skin biopsy score of 0 (trace or no accumulation) at baseline and at 6 months Leukocyte + Plasma AGA Enzyme Activity Vector Copy Number (VCN) Plasma Lyso-Gb3 and Total Gb3 FAB-201 FABRY PHASE 2 – Cardiac Variant Total Gb3 Lyso-Gb3 Note: Visualization of multiple biomarkers adjusted to utilize the same statistical scaling ratio across biomarkers (as compared to prior presentation) * Latest data points for this patient are at the 1-year follow-up which = 48 weeks per protocol FAB-201 FABRY PHASE 2 – Cardiac Variant Patient 2: Multiple data trends sustained up to 1 year* Leukocyte + Plasma AGA Enzyme Activity Leukocyte AGA Plasma AGA baseline leukocyte aga nmol hr mg protein baseline day 0 infuse avr rd 01 3 mo 6 mo 9 mo 12 mo 0.0 0.5 1.0 1.5 plasma aga nmol hr ml protein *Data from Rupar Laboratory; Reference Range: 24–56 nmol/hr/mg; †Reference Range: 5.1–9.2 nmol/hr/mL; AGA: α-galactosidase A Plasma Lyso-Gb3 and Total Gb3 Lyso-Gb3. Lyso-Gb3.Lyso-Gb3 Plasma (nM) Plasma AGA (nmol/hr/mL protein) Baseline Day 0 Infuse AVR-RD-01 3Mo 6Mo 9Mo 12Mo 0 5 10 15 20 25 4000 8000 12000 0.0 0.5 1.0 1.5 Reference Value: 2.4 nM; †Reference Value: 4961 nM; Note: Patient #2 has normal substrate, consistent with late-onset cardiac variant phenotype Lyso-Gb3: Globotriaosylsphingosine; Gb3: Globotriaosylceramide Reference Value: 2.4 nM; †Reference Value: 4961 nM; Note: Patient #2 has normal substrate, consistent with late-onset cardiac variant phenotype Lyso-Gb3: Globotriaosylsphingosine; Gb3: Globotriaosylceramide KIDNEY FUNCTION remains within normal range Baseline Month 12 mGFR mL/min/1.73 m eGFR mL/min/1.73 m2 Normal Range mGFR/eGFR Average 99 mL/min/1.73 m2 Male (40–49 years) 0 20 40 60 80 100 120 140 CARDIAC FUNCTION remains within normal range Baseline Month 12 EF (%) LV Mass (Absolute) (g) LV Mass Index (Normalized) (g/m2) Reference Range Mean Values Male 40-49 years 55–65% 58–91 g/m2 Source: https://www.kidney.org/atoz/content/gfr mGFR: Measured Glomerular Filtration Rate; eGFR: Estimated Glomerular Filtration Rate Source: Alfakih K et al, J Magn Reson Imaging, 2003 EF: Ejection Fraction; LV: Left Ventricular 200 150 100 50 0 Note: As patient #2 is a cardiac variant of Fabry disease, this patient had a skin biopsy score of 0 (trace or no accumulation) at baseline and at 6 months Note: Visualization of multiple biomarkers adjusted to utilize the same statistical scaling ratio across biomarkers (as compared to prior presentation) * Latest data points for this patient are at the 1-year follow-up which = 48 weeks per protocol Vector Copy Number (VCN) VCN: Vector Copy Number; PBMCs: Peripheral Blood Mononuclear Cells Drug Product VCN: 0.5 vcn dipiploid genome pbmcs baseline 0 0.25 0.5 0.75 1 day 0 infuse avr rd 01 3 mo 6 mo 9 mo 12 mo avrobio plat powered by Note: Patient #2 had no PTC inclusions (score = 0) at baseline and 1 year, consistent with late-onset cardiac variant phenotype [Company Logo]

FAB-201 FABRY PHASE 2 Infuse AVR-RD-01 Day 0 Drug Product VCN: 1.4 Vector Copy Number (VCN) *Data from Rupar Laboratory; Reference Range: 24–56 nmol/hr/mg; †Reference Range: 5.1–9.2 nmol/hr/mL; AGA: α-galactosidase A VCN: Vector Copy Number; PBMCs: Peripheral Blood Mononuclear Cells Plasma Lyso-Gb3 and Total Gb3 Total Gb3 Lyso-Gb3 *Reference Value: 2.4 nM; †Reference Value: 4961 nM; Lyso-Gb3: Globotriaosylsphingosine; Gb3: Globotriaosylceramide Infuse AVR-RD-01 Day 0 Infuse AVR-RD-01 Day 0 Skin Biopsy Score (Patient 3) Baseline 2 6 months 2 Plasma AGA Enzyme Activity Patient 3: Data up to 1 year* suggest trend towards durable engraftment Plasma AGA Leukocyte AGA Infuse AVR-RD-01 Day 0 Leukocyte + Plasma AGA Enzyme Activity Patient 1 Patient 2 Patient 3 Reference Range: 5.1–9.2 nmol/hr/mL; AGA: α-galactosidase A Note: Visualization of multiple biomarkers adjusted to utilize the same statistical scaling ratio across biomarkers (as compared to prior presentation) *1-year follow-up = 48 weeks per protocol FAB-201 FABRY PHASE 2 – Cardiac Variant Patient 2: Multiple data trends sustained up to 1 year* Leukocyte + Plasma AGA Enzyme Activity Plasma AGA Leukocyte AGA leukocyte aga nmol hr mg protein 0 10 20 15 20 baseline day 0 infuse avr rd 01 3 mo 6 mo 9 mo 12 mo plasma aga nmol hr ml protein *Data from Rupar Laboratory; Reference Range: 24–56 nmol/hr/mg; †Reference Range: 5.1–9.2 nmol/hr/mL; AGA: α-galactosidase A Plasma Lyso-Gb3 and Total Gb3 Lyso-Gb3 Total Gb3 250 200 15 100 50 0 baseline day 0 infuse avr rd 01 3 mo 6 mo 9 mo 12 mo 20000 15000 10000 5000 0 total GB3 plasma nm *Reference Value: 2.4 nM; †Reference Value: 4961 nM; Lyso-Gb3: Globotriaosylsphingosine; Gb3: Globotriaosylceramide Plasma AGA Enzyme Activity Skin Biopsy Score (Patient 3) Baseline 6 months 2 2 Patient 1 Patient 2 Patient 3 Note: Visualization of multiple biomarkers adjusted to utilize the same statistical scaling ratio across biomarkers (as compared to prior presentation) *1-year follow-up = 48 weeks per protocol baseline day 0 infuse avr rd 01 3 mo 6 mo 12 mo 9 mo 15 mo 18 mo 22 mo [Company Logo]

Leukocyte AGA (nmol/hr/mg protein) Plasma AGA (nmol/hr/mL protein) Patient 1 Patient 2 Patient 3 Patient 4 AGA: α-Galactosidase A FAB-201 FABRY PHASE 2 Patients 1-4: Plasma and leukocyte enzyme activity sustained up to 22 months Patient #4 dosed using platoTM 8 6 4 2 0 100 75 50 25 0 Baseline Day 0 Infuse AVR-RD-01 3 MO 6MO 9MO 12 MO 15 MO 18 MO 22 MO Day 0 Infuse AVR-RD-01 3MO 6MO 9MO 12 MO 15 MO 18 MO 22MO [Company Logo]

Lyso-Gb3: Globotriaosylsphingosine Note: Patient #2 has normal substrate, consistent with late-onset cardiac variant phenotype Reduction from Baseline to Last Observation Patient 1 88% Patient 2 NA Patient 3 50% Patient 4 43% Patient 1 Patient 2 Patient 3 Patient 4 FAB-201 FABRY PHASE 2 Patients 1-4: Plasma lyso-Gb3 reduction sustained up to 18 months Lyso-Gb3 Plasma (nM) 200 150 100 50 0 Baseline Day 0 Infuse AVR-RD-01 3 MO 6 MO 9MO 12 MO 15 MO 18 MO [Company Logo]

Two AVR-RD-01 Fabry clinical trials PHASE 1 Investigator-Sponsored Trial* Patients Patients Key Objectives Key Objectives n = 5 (fully enrolled) On ERT > 6 months prior to enrollment 18 - 50 year-old males n = 8-12 (4 patients dosed to-date} Treatment-naive 16 - 50 year-old males Safety and preliminary efficacy Safety and efficacy PHASE 2 AVRO – FAB-201 Trial 9 patients dosed across Phases 1 and 2 FAB-201 = AVRO-RD-01-201 Study * Sponsored by FACTs team (Fabry Disease Clinical Research and Therapeutics) in Canada ERT: Enzyme Replacement Therapy [Company Logo]

PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 PATIENT 5 Age of symptom onset / diagnosis 18 / 37 years 9 / 29 years 10 / 0 years 7 / 4 years 10 / 14 years Years on ERT 11 years 6 years 4 years 11 years 2 years Age dosed with AVR-RD-01 48 years 39 years 40 years 37 years 30 years Mutation c.962A>G (p.Q321R) c.1033T>C (p.S345P) c.427G>C (p.A143P) c.427G>C (p.A143P) (p.Y134S) Primary disease signs and symptoms Kidney disease Cardiac disease GI pain GI diarrhea Angiokeratoma Insomnia Kidney disease Cardiomyopathy Hypohidrosis Corneal verticillata Peripheral neuropathy GI symptoms Angiokeratoma Lymphedema Acroparesthesia Cardiac Disease Tinnitus Headaches Dizziness Acroparesthesia Cardiac Disease Hypohidrosis Tinnitus Corneal verticillata Angiokeratoma GI symptoms Kidney disease Hypertension Hypohidrosis Tinnitus Migraines Impaired hearing Angiokeratoma Sleep apnea Asthma Depression Leukocyte AGA activity at baseline (nmol/hr/mg protein) 2.1* 1.1* 0.6* 2.2* 1.0* Plasma lyso-Gb3 at baseline (nM) 25** 26** 59** 29** 16** ERT discontinuation status 18 months after gene therapy dose Did not resume ERT after gene therapy dose 6 months after gene therapy dose Fabry Phase 1 Patient Characteristics ERT-Treated Fabry Patients * Rupar Lab, ref range 24-56 nmol/hr/mg ** Reference value ≤ 2.4 nM Note: AGA: α‑galactosidase A; ERT: Enzyme Replacement Therapy; GI: Gastrointestinal; Lyso-Gb3: Globotriaosylsphingosine [Company Logo]

Gene Tx + Off ERT Gene Tx + ERT ERT No ERT Gene Tx Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 26% reduction from baseline ERT OFF ERT 18.8 14.0 33.3 10.0 35.7 25.3 26.1 58.5 29.1 15.8 * As of April 27, 2020 Lyso-Gb3: Globotriaosylsphingosine; ERT: Enzyme Replacement Therapy; Tx: Therapy 47% reduction from baseline ERT ON ERT 43% reduction from baseline ERT OFF ERT 23% increase from baseline ERT OFF ERT 37% reduction from baseline ERT ON ERT Patients 1-5: Plasma lyso-Gb3 reduction sustained up to 32 months All patients who have discontinued ERT remain off ERT* FABRY PHASE 1 Lyso-Gb3, Plasma (nM) (ref value: 2.4) 0 25 50 75 0 25 50 75 0 25 50 75 0 25 50 75 0 25 50 75 Screening -3MO Day 0 Infuse AVR-RD-01 3 MO 6 MO 9 MO 12 MO 15 MO 18 MO 21 MO 24 MO 27 MO 30 MO 33 MO [Company Logo]

Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Plasma AGA Activity (nmol/hr/mL) Infuse AVR-RD-01 Day 0 = Leukocyte AGA Activity (nmoles/hr/mg protein) 150 100 50 0 300 250 350 = Infuse AVR-RD-01 Day 0 AGA: α-Galactosidase A Consistent trends across all patients, 4 patients > 1 year Patients 1-5: Leukocyte and plasma enzyme activity sustained up to 32 months FABRY PHASE 1 0 2 4 6 8 10 12 -3 Mo Day 0 Infuse AVR-RD-01 3 MO 6 MO 9 MO 12 MO 15 MO 18 MO 21 MO 24 MO 27 MO 30 MO 33 MO -3 Mo Day 0 Infuse AVR-RD-01 3 MO 6 MO 9 MO 12 MO 15 MO 18 MO 21 MO 24 MO 27 MO 30 MO 33 MO [Company Logo]

Drug Product VCN Patient 1 0.7 Patient 2 1.4 Patient 3 0.8 Patient 4 1.4 Patient 5 1.2 Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 VCN (per cell) Infuse AVR-RD-01 Day 0 Note: 0.1 VCN is indicative of approx. 5-10% of all nucleated cells having an average of 1-2 copies of the transgene VCN: Vector Copy Number 4 patients with 1+ years data VCN stable at 32 months with consistent trend across all other patients FABRY PHASE 1 Baseline 0 0.2 0.4 0.6 0.8 1 1.2 1.4 1.6 3 MO 6 MO 9 MO 12 MO 15 MO 18 MO 21 MO 24 MO 27 MO 30 MO 33 MO [Company Logo]

ERT ERT + Gene Therapy Gene Tx Gene Therapy Normal Kidney Function Mild CKD Moderate CKD Severe CKD No ERT Patient 1: Kidney function stable at 32 months eGFR: Estimated Glomerular Filtration Rate; ERT: Enzyme Replacement Therapy; TX: Therapy; CKD: Chronic Kidney Disease FABRY PHASE 1 eGFR (mL/min/1.73 m2 0 25 50 75 100 125 Screening -1MO Day 0 Infuse-RD-01 3MO 6 MO 9 MO 12 MO 15 MO 18 MO ERT Discontinued 21 MO 24 MO 27 MO 30 MO 33 MO [Company Logo]

Anti-AGA antibodies Pre-existing low titers detected in 4 patients AEs and SAEs reported Phase 1 Fabry (5 patients) and FAB-201 (4 patients) No unexpected safety events or trends identified No SAEs related to AVR-RD-01 drug product Phase 1 AEs (n = 128): Generally consistent with myeloablative conditioning, underlying disease or pre-existing conditions Phase 1SAEs (n = 2): Febrile neutropenia (grade 3) Thrombophlebitis (grade 2) Note: Safety data cut November 26, 2019 AE: Adverse Event; SAE: Serious Adverse Event NOTE: AVR-RD-01 is an investigational gene therapy FAB 201 AEs (n = 98): Generally consistent with myeloablative conditioning, underlying disease or pre-existing conditions Grade 1 or 2 (n = 72) Grade 3 or 4 (n = 30) FAB 201 SAEs: (n = 4) Pre-treatment and prior to conditioning Seizure (grade 2) Post-treatment Dehydration, nausea, vomiting (grade 3) Febrile neutropenia (2 patients, grade 3 & 4) [Company Logo]

Fabry disease target product profile (T.P.P.) Potential attributes intended to support first-line use Fabry T.P.P. SAFETY No short or long-term safety complications Hard to reach compartments Kidney (podocytes) Heart Brain DURABILITY Life-long ALL PATIENT SEGMENTS No restrictions on pre-existing antibodies to: Gene therapy Enzyme in previously ERT-treated patients Adult and pediatric patients No mutation exclusions EFFICACY DISTRIBUTION 24/7 production of enzyme CONVENIENCE Single dose therapy ERT: Enzyme Replacement Therapy Note:  Potential attributes represent desired target product profile, and are not intended, and should not be interpreted, to be attributes of AVROBIO’s current investigational gene therapies, which are being studied for safety and efficacy and have not been approved by the FDA or any other regulatory body.

Sean Ring VP, Head of Commercial Operations Jose Gomez SVP, Global Market Access & Value Building commercial capabilities 44+ product launches, including 1 gene therapy Holly May Chief Commercial Officer Ramesh Arjunji VP, Global Health Economics and Outcomes Research / Value Demonstration Led commercial teams for LSDs at SanofiGenzyme Head of Commercial at SOBI, a rare disease company Led global strategic marketing and global market access functions at AveXis Led market access, global strategic pricing and reimbursement functions for LSDs at Shire Extensive orphan drug commercial strategy and launch expertise Built out market development and commercial ops at Editas, Zafgen, Cubist, Shire, Biogen Led value demonstration for insurers globally at AveXis Significant access and reimbursement responsibilities at leading global biotech companies [Company Logo]

Cystinosis AVR-RD-04 [Company Logo]

Goals for gene therapy in cystinosis UNMET NEEDS: Kidney function Unmet needs: renal Fanconi syndrome, proteinuria, chronic kidney disease, kidney failure Vision Unmet needs: corneal cystine accumulation, photophobia, involuntary eyelid closure CNS complications Unmet needs: myopathy, hypotonia, tremors, difficulty swallowing, neurodevelopmental issues (speech and walking delay and cognitive impairment) Endocrine disorders Unmet needs: softening/weakening of bones, bone pain, rickets, long bone deformations, hypophosphatemia, delayed growth, hypothyroidism, pancreatic insulin insufficiency, diabetes, infertility Everyday burden of illness and life expectancy Unmet needs: medications multiple times per day that cause GI discomfort and sulfur body and breath smell, shortened lifespan Sources: Ariceta G et al, Nephrol Dial Transplant, 2015; Elmonem M et al, Orphanet Journal of Rare Diseases, 2016; Gahl et al, NEJM, 2002; Bois et al, J Med Genet, 1976 CNS: Central Nervous System; GI: Gastrointestinal [Company Logo]

NORMAL LYSOSOME CYSTINOSIS LYSOSOME Cystinosis caused by defective gene that encodes cystinosin, an exporter protein Cysteine (monomer of cystine) Cystine (dimer) Functional exporter protein (Cystinosin) Defective exporter protein (Cystinosin) Cystine crystals Cystine crystals build up in lysosomes causing tissue and organ damage Source: Cherqui et al, Nat Rev Nephrol. 2017 [Company Logo]

Macrophages with CTNS transgene restore cystine recycling to CTNS-ve cells via: Tunneling nanotubes – transfer of corrected lysosomes, cystinosin, CTNS mRNA Exosomes / Microvesicles – transfer of cystinosin, CTNS mRNA Net result: Corrected lysosomes in cells throughout the body Mechanisms of action Drug product-derived macrophages restore normal cystine recycling NORMAL LYSOSOME CYSTINOSIS LYSOSOME Nanotube Sources: Naphade, Stem Cells, 2015. Harrison, Molecular Therapy, 2013. CTNS: cystinosin, lysosomal cystine transporter; mRNA: Messenger Ribonucleic Acid Exosomes Microvesicles [Company Logo]

Allogeneic transplant demonstrated stabilized renal function, corrected polyuria and improved photophobia Elmonem M A et al, Am. J. Transplant, 2018; HSC: Hematopoietic Stem Cell; HLA: Human Leukocyte Antigen; GvHD: Graft vs Host Disease Allogenic HSC Transplant University Hospital Leuven 16 year old male Diagnosed at 2.7 years old, started on cysteamine Age 15 years – cysteamine toxicity Age 16 years – fully matched HLA transplant Acute GvHD First few months Kidney function stabilized Polyuria resolved 6 months Photophobia score reduced from 5 (unable to open eyes even inside dark room) to 0 (no photophobia) Cystine crystal reduction (31%) in macrophages in gastric mucosa at 30 months post transplant BEFORE TRANSPLANT 30 MONTHS POST TRANSPLANT Arrows/arrowheads point to tissue macrophages [Company_Logo]

Investigator-sponsored* study of AVR-RD-04 in cystinosis patients Patients Key Objectives Up to 6 patients Adults and adolescents Cohorts 1-2 ≥18 years; Cohort 3 ≥14 years Male and Female On oral and ophthalmic cysteamine Safety and efficacy PHASE 1/2 Investigator-Sponsored Trial* * Sponsored by University of California, San Diego Note: AVR-RD-04 aka CTNS-RD-04 First patient dosed [Company_Logo]

PATIENT 1 Age of symptom onset / diagnosis 0 year / 8 months Age dosed with AVR-RD-04 20 years Gender Male Mutation Allele 1: LDM1 Allele 2: Nt1035 (insC) Primary disease signs and SoC treatment related symptoms, including Fanconi syndrome Polyuria Corneal abnormalities Mild photophobia Vomiting Granulocyte Cystine levels at baseline (nmol half cystine per mg protein)* 7.8 Comments NO kidney transplant Cysteamine 1125 mg p.o. every 12 h/day since 2009; discontinued prior to AVR-RD-04 infusion Cysteamine eyedrops 4-5x/day Concomitant medications not listed Cystinosis AVR-RD-04 Phase 1/2 Patient Characteristics Note: AVR-RD-01 aka CTNS-RD-04 [Company_Logo]

No SAEs reported No AEs or SAEs related to AVR-RD-04 drug product AEs reported Consistent with myeloablative conditioning and underlying disease N = 22 (moderate = 9, mild = 13) Phase 1/2 Cystinosis 1 patient dosed No unexpected safety events or trends identified Note: Safety database cut as of January 27, 2020 AE: Adverse Event; SAE: Serious Adverse Event Post-treatment (n = 16, not all events listed) Alopecia, intermittent diarrhea, vomiting Mucositis, intermittent febrile neutropenia, intermittent epistaxis Intermittent blurry vision, intermittent hypokalemia, mucoceles Thrombocytopenia Pre-treatment and prior to conditioning (n = 6, not all events listed) Diarrhea, hypokalemia, dizziness Dehydration, vomiting [Company_Logo]

Patient 1: Initial data indicate positive trends across multiple measures BIOMARKER ENDPOINTS VCN (vcn/dg) (Drug Product = 2.1) 1 Month 2.9 2 Months 3.0 3 Months 2.0 CLINICAL LAB MEASURES 1.3 1.5 1.5 Asymptomatic Heterozygous Carrier Granulocyte Cystine Range: 0.2 – 1 .9 µmol half cystine/g protein Source: Gertsman I et al., Clinical Chemistry, 2016 VCN: Vector Copy Number; CTNS: Cystinosin, Lysosomal Cystine Transporter; mRNA: Messenger Ribonucleic Acid; eGFR: Estimated Glomerular Filtration Rate; SCr: Serum Creatinine *Data obtained using a novel experimental methodology utilizing in vivo confocal microscopy, to image crystals in the skin behind the ear Urine Volume 24 Hour Urine Volume in L Kidney Function Levels of Cystine in Skin* μm3 Experimental in vivo confocal microscopy Two skin areas, behind the ear and ‘optional’, averaged Analysis and quantification (3D Image-Pro software) Serum Creatinine (mg/dL) normal range: 0.7-1.2 eGFR (mL/min/1.73m2) normal range: >90 2,187 1,493 Average Granulocyte Cystine Level (µmol half cystine/g protein) Baseline 7.8 1 Month 1.3 2 Months 1.5 3 Months 1.5 CYSTINOSIS PHASE 1/2 52 40 38 2.2 2.1 1.6 4.1 2.6 [Company_Logo]

(max per day) OFF Cysteamine ON Cysteamine After Gene Therapy (at 6 months post-gene therapy) Before Gene Therapy 52 20 Number of Medications and Supplements NOTE: Investigational gene therapy CYSTINOSIS PHASE 1/2 Patient 1: Reduced treatment burden at 6 months [Company_Logo]

Gaucher Disease AVR-RD-02

Goals for gene therapy in Gaucher Type 1 Disease UNMET NEEDS: Bone-related manifestations Unmet needs: bone pain, avascular necrosis, bone crisis, osteoporosis, fractures, joint destruction, skeletal abnormalities Hemoglobin levels and platelet counts Unmet needs: anemia, thrombocytopenia, easy bruising, bleeding Hepatosplenomegaly Unmet needs: enlarged liver, enlarged spleen CNS complications Unmet needs: Increased risk of GBA-Parkinson’s disease Everyday burden of illness, and life expectancy Unmet needs: fatigue, pain, lung disease, biweekly infusions, shortened lifespan Sources: Grabowski G et al, Online Metabolic and Molecular Bases of Inherited Disease, 2018; Weinreb N et al, AJH, 2008; Pastores G et al, Semin Hematol, 2004 CNS: Central Nervous System; GBA: gene coding for glucocerebrosidase [Company_Logo]

Incomplete therapeutic response is common: 60% of patients failed to achieve at least one of the six therapeutic goals evaluated after 4+ years of ERT1 A clinically significant percentage of patients continue to exhibit bone pain, organomegaly and cytopenia after 10 years of ERT2 25% of patients continue to suffer from physical limitations after two years of ERT, primarily due to bone disease3 Persistence after 10 years ERT† Non-splenectomized Patients Splenectomized Patients Anemia 12.4% 8.8% Thrombocytopenia* 22.7% 0.7% Splenomegaly* 38.3% N/A Hepatomegaly* 14.3% 18.8% Bone Pain 42.9% 62.5% Bone Crisis 7.4% 16.7% * Higher persistence rates observed when more severe manifestations were present at baseline † Persistence refers to the presence of anemia, bone pain, bone crisis, or at least moderate thrombocytopenia, splenomegaly, or hepatomegaly, present after 10 years of ERT among those with baseline involvement of these parameters (from a registry of 757 GD1 patients; Weinreb et al., 2013). Following 10 years of treatment, ~26% of patients were receiving between 45-150 U/kg EOW, and 96% of these individuals were receiving doses between 45-90 U/kg EOW. Despite standard-of-care ERT, disease progression continues and unmet need remains. GD1: Gaucher Disease Type 1; SOC: Standard of Care; ERT: Enzyme Replacement Therapy; EOW: Every Other Week Sources: 1Weinreb N et al. Amer J Hematol, 2008; 2Weinreb N et al. J Inherit Metab Dis, 2013; 3Giraldo P et al. Qual Life Res, 2005. Long-term follow-up study highlights significant unmet need in Gaucher Type 1 [Company_Logo]

GAU-201: Phase 1/2 study in Gaucher Type 1 patients Patients Key Objectives n = 8 - 16 Type 1 Gaucher Treatment naïve or on ERT 16 - 35 year-old Male and Female Safety, Engraftment, Efficacy, ERT-independence PHASE 1/2 AVR-RD-02 Trial GAU-201: AVR-RD-02 Study; ERT: Enzyme Replacement Therapy [Company_Logo]

Pompe disease AVR-RD-03

Goals for gene therapy in Pompe Disease TO PREVENT OR IMPROVE: Pulmonary function Unmet needs: respiratory insufficiency, chronic respiratory infections, sleep apnea, artificial ventilation Physical endurance and strength Unmet needs: proximal myopathy, progressive muscle weakness in diaphragm, trunk and lower limbs, wheel-chair bound CNS complications Unmet needs: neuromuscular control, reduction in executive function, cognitive impairment GI complications Unmet needs: macroglossia (childhood onset), difficulty chewing and swallowing, GI symptoms, including irritable bowel-like symptoms Everyday burden of illness, and life expectancy Unmet needs: fatigue, hepatomegaly, independent living, biweekly infusions, shortened lifespan Sources: Barba-Romero M et al, Rev Neurol, 2012; Dasouki M et al, Neurol Clin, 2014; Hagemans M et al, J Neurol, 2007; Musumeci O et al, Eur J of Neurol, 2018 [Company_Logo]

Pompe lentiviral gene therapy program advancing Integrated three-part approach GILT: Glycosylation-Independent Lysosomal Targeting Sources: Burton B et al, J Pediatr, 2017; Ausems M et al, Eur J Hum Genet, 1999; Gungor D et al, Orphanet J Rare Dis, 2011; Maga JA et al, J of Bio Chem, 2013; Bartelink, Lancet Haematol, 2016. THE CHALLENGE Pompe requires 20x more ERT than Fabry or Gaucher Requires GAA activity restored to muscle and CNS AVROBIO’s APPROACH Potent transgene promoter GILT uptake tag Bu90-TDM for CNS impact mg Glycogen / g wet tissue 2 4 6 8 10 12 Dose mg/kg 0 5 10 15 20 HEART GILT-rhGAA rhGAA mg Glycogen / g wet tissue 2 4 6 8 10 12 Dose mg/kg 0 5 10 15 20 DIAPHRAGM GILT-rhGAA rhGAA GILT-tagged Recombinant Human (rh)GAA impacts levels of stored glycogen compared to non GILT-tagged Recombinant Human (rh)GAA in a Pompe mouse model [Company_Logo]

Wild type Glycogen KO Bu NT WT NT 2984 Bu 7.5 P<0.0001 9 Gy GAA 2983 2984 Diseased GILT and GILT mutant v1 reduce glycogen by >99% in heart GAA * P<0.01 ** P<0.001 [Company_Logo]

WT KO 2984 Bu NT NT Bu 7.5 9 Gy NS *** *** Glycogen and GILT and GILT mutant v1 similar to wildtype mice GILT tag is essential for glycogen clearance in CNS WT GAA KO 2984 2983 Cerebrum *** P<0.001 Spinal cord GAA 2983 2985 2986 2987 2988 3007 3006 2989 Glycogen [Company_Logo]

plato™ –– AVROBIO’s foundation designed to scale gene therapy worldwide State-of-the-art technologies including automated manufacturing platform Redefines manufacturing best practices Optimized for performance [Company_Logo]

plato™: Three upgrades designed to optimize potency, safety and durability UPGRADES Increase enzyme activity Increase transduction efficiency Increase VCN Increase marrow space / engraftment Increase consistency and safety 1 | Vector 2 | Conditioning 3 | Automation Upgrades designed to increase Vector Copy Number (VCN), enzyme activity, chimerism and durability * * TDM (therapeutic drug monitoring) [Company_Logo]

VCN Transduction Efficiency VECTOR UPGRADE: Metrics compared to academic process plato™ UPGRADE 1 (per diploid genome) PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 (%) PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 (nmol/hr/mL) Enzyme Activity PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 Mean = 4.8 2.2x Increase vs. Mean Mean = 0.9 1.8x Increase vs. Mean Mean = 23.3 2.2x Increase vs. Mean FAB-201 FAB-201 FAB-201 VCN: Vector Copy Number; FAB-201: AVR-RD-01 Study NOTE: Data is from drug product FAB-201 patient #4 drug product data with plato™ [Company_Logo]

VECTOR UPGRADE: Metrics compared to academic process plato™ UPGRADE 1 VCN (per diploid genome) PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 PATIENT 1 Transduction Efficiency (%) PATIENT 1 PATIENT 2 PATIENT 3 PATIENT 4 PATIENT 1 FAB-201 CYS-101 FAB-201 CYS-101 FAB-201 with plato™ 4-plasmid vector (LV2) Bu TDM conditioning Automated manufacturing AVR-RD-04 with “plato™-like” 4-plasmid vector Bu TDM conditioning Manual manufacturing 1.8x Increase vs. Mean 2.2x Increase vs. Mean 3.3x Increase vs. Mean* 2.2x Increase vs. Mean* Mean = 0.9 Mean = 23.3 BU TDM: Busulfan Therapeutic Drug Monitoring; VCN: Vector Copy Number; FAB-201: AVR-RD-01 Study; CYS-101: AVR-RD-04 Study; LV: Lentiviral Vector Manufactured at UCLA using UCLA’s assays and methodologies NOTE: Data is from drug product FAB-201 and AVR-RD-04 drug product data [Company_Logo]

plato™ UPGRADE 2 PRECISION CONDITIONING UPGRADE: Lowest rate of adverse events in the Bu90 range Optimized precision dosing designed to enhance tolerability Targeted busulfan intended to balance optimal engraftment with enhanced safety Adverse Event Probability Optimal Exposure 50 70 90 110 130 Busulfan Cumulative AUC (mg x hr/L) 0.0 0.2 0.4 0.6 0.8 Graft Failure Increased Toxicity Non-Malignant Disorders (n=465 patients) Meta-analysis of 465 patients identified optimal exposure Bu: Busulfan; AUC: Area Under the Curve Sources: Bartelink IH et al, Lancet Haematol, 2016 [Company_Logo]

G-CSF: granulocyte colony stimulating factor; PERI-INFUSION PERIOD: time from infusion to discharge; TDM: therapeutic drug monitoring; HSC: hematopoietic stem cell Notes: Illustrative only. AEs will vary patient by patient, see busulfan label for a complete list of side-effects. Ambulatory care based on oncology setting with higher intensity conditioning PERSONALIZED CONDITIONING WITH PRECISION DOSING APHERESIS DRUG PRODUCT PERI-INFUSION PERIOD 2 clinic visits 10-12 hr clinic visits G-CSF IV Busulfan 3- 20 x 106 CD34+ cells/kg TDM BLOOD DRAWS To monitor neutrophil and platelet counts D 0 D -66 D -4 D -5 D -6 D -2 D -3 D -1 D 1 - 7 D 15 - 28 D -65 D -67 D -68 D -69 D -70 SHIPPED TO MANUFACTURER Plerixafor SubQ Ambulatory care occurring in close proximity to hospital 4 clinic visits DAILY SEQUENTIAL BLOOD DRAWS Age/Weight Informed Dose AUC Informed Dose AUC Informed Dose AUC Informed Dose STARTING DOSE: 3.2 mg/kg TARGET AUC: 90 mg•hr/L +/- 10% Anticonvulsant tablets BID HSC PRECISION CONDITIONING UPGRADE: Precision dosing via state-of-the-art patient therapeutic drug monitoring (TDM) plato™ UPGRADE 2 Change in neutrophils Change in platelets G-CSF If needed, to increase neutrophil counts Platelet infusion If needed, to increase platelet levels Nausea, mucositis, diarrhea Fever, headache, asthenia Skin rash Hair thinning / loss MONITORING & MANAGEMENT OF POTENTIAL SIDE EFFECTS Side-effects typically peak over 2-4 days D 8 - 14 [Company_Logo]

PRECISION CONDITIONING UPGRADE: Rapid neutrophil and platelet recovery with minimal lymphocyte depletion using Busulfan TDM plato™ UPGRADE 2 Fabry: Patients #1-3 Melphalan 100mg/m2; Patient #4 Busulfan ‘AUC 90’; Cystinosis: Patient #1 Busulfan ‘AUC 90’ Threshold levels for prophylactic supportive care in HSC Tx; ANC <0.5 x 109 per liter (AABB); Platelets <10 X 109 cells/L (AABB) NOTE: Neutrophil counts - G-CSF administration post gene therapy: Pt 1: 7 Doses, Day 7 – 14, Pt 2: 11 Doses, Day 7 – 17, Pt 3: 6 Doses, Day 7 – 12, Pt 4: 5 Doses, Day 8 – 12 NOTE: Platelet counts - Platelet Transfusion: Pt 1: Day 10; Pt 2, 3: Day 11, Pt 4: no transfusion TDM = Therapeutic Drug Monitoring; G-CSF = Granulocyte-colony stimulating factor Cystinosis Patient 1: Busulfan Fabry Patients 1 – 3: Mel Fabry Patient 4: Bu90-TDM Absolute Neutrophil Count (ANC) Platelet Count Absolute Lymphocyte Count [Company_Logo] [Graph]

BONE MARROW Potential for widespread microglia engraftment throughout the brain MICROGLIA PERIPHERAL TISSUE Mature Blood Cells Enzyme Neuron Microglia Enzyme Astrocyte Lymphocyte Granulocyte Bloodstream Monocyte Enzyme Macrophage Mature cells area Progenitors area HSC area Bone TRANSDUCED CD34+ CELLS Viscera CNS/PNS IN THE BONE MARROW Busulfan eliminates hematopoietic (CD34+) stem and progenitor cells making space for gene-modified cells BRAIN Busulfan crosses blood-brain barrier and eliminates resident microglia cells making space for gene-modified cells PRECISION CONDITIONING UPGRADE: Designed to access “hard-to-reach” compartments plato™ UPGRADE 2 [Company_Logo]

PRECISION CONDITIONING UPGRADE: Designed to access “hard-to-reach” compartments, including the brain Widespread engraftment in regions critical for cognitive, motor, olfactory, and visual function Engrafted microglia/microglia-like cells have comparable morphology and classical lineage markers with endogenous microglia GFP: Marker of engrafted cells Iba1: Marker of microglia cells DAPI: Nuclear stain irrespective of cell type MRI: 54 year old with Fabry disease demonstrating white matter lesions (WMLs) Global microglial coverage of mouse brain at 4 months post gene-modified HSC transplantation 2 plato™ UPGRADE Source: Buechner S, J. Neurol, Neurosurg, Psychiatry, 2008 MRI: Magnetic Resonance Imaging; ERT: Enzyme Replacement Therapy; WMLs: White Matter Lesions; HSC: Hematopoietic Stem Cell [Company_Logo]

AUTOMATION UPGRADE: Automated, scalable manufacturing system Expanded Scale Potential to reach thousands of patients per year Broader Reach Portable platform designed for flexible global production using low grade clean rooms High Quality Automated, closed system designed to improve quality and consistency Enhanced Convenience Cryopreservation simplifies logistics and patient scheduling Lower Costs Designed to create efficiencies in vector design / scalable cell and vector production 3 plato™ UPGRADE Designed to elevate quality and overcome historic CMC bottlenecks [Company_Logo]

Drug product production Scalable, global production suites Frozen in aliquots to streamline supply chain CD 34+ hematopoietic stem cells Vector production Large bioreactor 200 liter serum-free suspension culture Automated, closed system Vector with disease-specific transgene INCREASE CONSISTENCY HIGH VOLUME / TITRE 1 2 3 COST-EFFECTIVE SCALE-OUT Cryopreserved to enable convenient dosing Illustrative * AUTOMATION UPGRADE: Designed to deliver large-scale manufacturing 3 plato™ UPGRADE * European manufacturing capabilities planned for 2H 2020; manufacturing capabilities currently in place in U.S. & Australia Differentiated, cost-effective approach [Company_Logo]

AUTOMATION UPGRADE: Global manufacturing established Automated systems operational in 3 sites with 4th in progress plato™ UPGRADE 3 U.S. Operational U.S. Operational Australia Operational Europe In progress [Company_Logo]

DRUG PRODUCT VECTOR (200 L scale bioreactor runs (109 titre)) 4 production suites ~12 runs per year per suite ~50 patients per run 2,400 PATIENTS ANNUALLY 3 global production suites 8 automated units per suite 100 patients per unit per year 2,400 PATIENTS ANNUALLY Illustrative AUTOMATION UPGRADE: Poised to manufacture at scale plato™ UPGRADE 3 Designed to optimize potency and safety, and overcome historic CMC bottlenecks [Company_Logo]

3 UPGRADES IN PLACE: plato™ metric compared to academic process plato™ UPGRADE 1, 2, 3 FAB-201: AVR-RD-01 Study FAB-201 THREE MONTH data for patient #4 with plato™ vs. patients #1-3 (nmol/hr/mL) Plasma Enzyme Activity Mean = 1.6 2.9x Increase vs. Mean 2.7 1.4 0.6 4.6 (nmol/hr/mg) Leukocyte Enzyme Activity 3.2x Increase vs. Mean Mean = 18.3 26.0 24.8 4.1 57.9 [Company_Logo]

Milestones anticipated across the pipeline in 2020 FABRY Continue recruitment in FAB-201 Continue to report data across Phase 1 and Phase 2 trials GAUCHER Dose first patient in Q2 2020 Report initial patient data in H2 2020 Continue enrollment in investigator-sponsored trial Continue to report patient data CYSTINOSIS AVROBIO to hold first R&D Day in 2020 POMPE Complete preclinical IND-enabling activities * For additional information, see the Company’s Current Report on Form 8-K filed with the SEC on March 30, 2020, and the Company’s risk factor related to COVID-19 in the Company’s Annual Report on Form 10-K filed with the SEC on March 16, 2020. Clinical activities and timelines subject in all respects to ongoing and evolving COVID-19 pandemic* [Company_Logo]

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Appendix

Hematopoietic reconstitution occurs in two distinct phases A few thousand long-term engrafting cells stably sustain levels of transgene product First wave of short-term progenitor cells start to exhaust with progressive takeover by a smaller population of long-term engrafting cells Source: Biasco L et al, Cell Stem Cell, 2016 Clonal Population Time after GT (months) 6 - 12 24 - 48 0 - 3 Long-term engrafting cells Short-term progenitor cells [Company_Logo]

Precedent for use of kidney biopsy data for FDA approval of drug candidate for Fabry disease Classic Fabry disease (AGA activity <1%) NOTE: For informational purposes; differences exist between trial designs and subject populations; AVROBIO has not conducted any head-to-head trials comparing migalastat to AVR-RD-01 Classic Fabry patient level data 0-6 months randomized clinical trial and 6-12 months open label extension 28% average reduction (at 6 months from baseline) 46% average reduction (average of patients with 12 month data) 7/9 males ≥ 50% reduction (at 6 months from baseline) 45 Amenable patients* (16 males / 29 females) Migalastat approved on % reduction in GL-3 inclusions per KIC as compared to placebo Group Migalastat (BL –M6) Placebo (BL –M6) Males (N=16) 5/7 (71%) -1.10 (-1.94, -0.02) 4/9 (44%) -0.03 (-1.00, 1.69) Patients with baseline GL-3 ≥ 0.3 (N=17; 9 males, 8 females) 7/9 (78%) -0.91 (-1.94, 0.19) 2/8 (25%) -0.02 (-1.00, 1.69) Patients with baseline GL-3 < 0.3 (N=28; 7 males, 21 females) 6/16 (38%) -0.02 (-0.10, 0.26) 7/12 (58%) -0.05 (-0.16, 0.14) Treatment Group n Baseline Median (min, max) Month 6 Median (min, max) Change from Baseline Median (min, max) Average number of GL-3 inclusions per KIC (N=13) Galafold 7 3.6 (0.2, 6.0) 2.6 (0.1, 6.0) -0.7 (-1.7, 1.2) Placebo 6 1.8 (0.1, 2.8) 2.0 (0.05, 4.3) -0.04 (-0.5, 1.5) Male Patients with the Classic Phenotype Migalastat (Months 0-24) Placebo (Months 0-6) → Migalastat (Months 6-24) #1 #2 #3 #4 #5 #6 #7 #8 #9 #10 #11 #12 #13 #14 PTC GL-3 inclusions at BL 0.16 0.03 n/a 5.69 1.22 n/a 2.88 2.41 1.55 0.16 0.03 0.11 0.94 0.88 Change in PTC GL-3 inclusions from BL to M6 -0.08 0.01 n/a -1.77 -1.10 n/a -1.25 1.21 -0.21 0.01 0.09 -0.07 1.94 -0.83 Change in PTC GL-3 inclusions from BL/M6b to M12 -0.12 n/a n/a -1.92 n/a n/a -0.81 -0.94 -1.13 -0.09 -0.05 n/a -2.28 0.06 Source: Germain D et al, Genetics in Medicine, 2019 [Company_Logo]

Reduction of pre-existing anti-ERT drug IgG antibodies following AVR-RD-01 Suggests potential as a therapeutic option independent of pre-existing antibodies San Raffaele Telethon Institute for Gene Therapy (SR-TIGET) Change in pre-existing antibodies reported for Hurler disease (MPS-1) Ex vivo LV-CD34+ gene therapy with conditioning N = 6 Evaluable patients (5/6) demonstrated sustained, supraphysiologic blood IDUA activity 4/5 prior ERT (rhIDUA) exposure (5-28 months) 4/5 pre-existing ERT-induced IgG antibodies 6/6 anti-rhIDUA IgGs undetectable 2 months post gene therapy Source: Gentner B et al., Blood, 2019 Similar Results Observed in Other Studies FABRY PHASE 1 Fabry Disease Phase 1 IgG Antibody Titer ERT: Enzyme Replacement Therapy; IgG: Immunoglobulin G; MPS-1: Mucopolysaccharidosis Type 1; IDUA: Iduronidase: SR-TIGET: San Raffaele Telethon Institute for Gene Therapy; LV: Lentiviral; rhIDUA: Recombinant Human alpha-L-Iduronidase Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 IgG Antibody Titer Infuse AVR-RD-01 Day 0 Negative Control Positive Control ~ ~ [Company_Logo]

Fully Automated Bu-TDM Immunoassay  AVROBIO and Saladax announced agreement to develop and validate Saladax’s fully automated nanoparticle immunoassay kit Designed to work on most automated hospital analyzers Regular technician, 24/7 analysis possible with results anticipated in minutes using only microLs of blood Designed to analyze 10-100s samples per machine/hour Expected to eliminate Bu degradation errors as assay conducted in real-time at the point of care Scalable New collaborations advancing leadership in lentiviral gene therapy Antibody-Drug Conjugate AVROBIO and Magenta announced research & clinical collaboration agreement to evaluate Magenta’s preclinical CD117-targeted antibody conjugate to amanitin (MGTA-117) in conjunction with AVROBIO investigational gene therapies Designed to deplete only hematopoietic stem and progenitor cells Has shown promising data in non-human primates MGTA-117 currently in IND-enabling studies Each party retains commercial rights to its own programs [Company_Logo]